SCHEDULE 14A -
INFORMATION REQUIRED IN PROXY STATEMENT

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.____ )

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        Filed by a party other than the registrant   [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Section 240.14a-12

ELECTRO-SENSORS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRO-SENSORS, INC.  6111 Blue Circle Drive   Minnetonka, Minnesota 55343

(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 22, 2009

To the Shareholders of Electro-Sensors, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, on Wednesday, April 22, 2009, at 2:00 pm, Central Standard Time, for the following purposes:

1.	To set the number of directors at five (5);
2.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders;
3.	To ratify the selection of Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent auditors for the Company for the fiscal year ending December 31, 2009; and
4.	To take action upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Board of Directors has fixed the close of business on March 3, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. All shareholders of record are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the Annual Meeting. The proxy is revocable and will not be used if you attend the Annual Meeting and vote in person or otherwise provide notice of your revocation. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (952) 930-0100.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley D. Slye
President

Minnetonka, Minnesota

Dated:	March 23, 2009

ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343 (952) 930-0100

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 22, 2009

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of Electro-Sensors, Inc., a Minnesota corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central Time, on Wednesday, April 22, 2009, at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 23, 2009.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in Broadridge’s program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company’s Secretary prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company’s selection of auditors for the fiscal year ending December 31, 2009, FOR any proposal to adjourn the meeting for a period of not more than 120 days for the purpose of soliciting additional proxies to approve the foregoing proposals and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments or postponements thereof.

The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock of the Company (“Common Stock”) as of the record date, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at

http://www.idelivercommunications.com/proxy/else

OUTSTANDING SHARES & VOTING RIGHTS

The Company fixed the close of business on March 3, 2009 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At March 3, 2009, the Company had outstanding 3,368,450 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one (1) vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum, and as negative votes for purposes of any proposal other than the election of directors. Abstentions will not be counted for purposes of determining the number of votes cast in the election of directors. Proxies relating to “street name” shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker (“broker non-votes”) absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum but shall not be deemed to be represented at the meeting for purposes of determining the approval of any matter submitted to the shareholders for a vote. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

CORPORATE GOVERNANCE

The business affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. The Board of Directors currently has five members: Bradley D. Slye, Peter R. Peterson, Robert W. Heller, Joseph A. Marino, and Geoffrey W. Miller. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. The corporate governance practices that we follow are summarized below.

Independence

The Board of Directors has determined that Messrs. Marino, Miller and Heller are independent directors as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. If Marino, Miller, and Heller were all elected at the Annual Meeting, they could constitute a majority of the Board of Directors. Messrs. Slye and Peterson are precluded from being considered independent by Nasdaq rules since each of them currently serves as an executive officer of the Company.

The Board of Directors has determined that each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market.

Code of Ethics and Business Conduct

The Company has adopted the Electro-Sensors Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to all of our directors, officers and employees. A copy of the Code of Conduct was provided with the Proxy Statement for the 2004 Annual Meeting of Shareholders and is also available upon written request to the Chief Executive Officer. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver in a report on Form 8-K.

Director Attendance at Annual Meeting

Directors’ attendance at Annual Meetings can provide our shareholders with an opportunity to communicate with directors about issues affecting the Company, thus, all directors are expected to attend the Annual Meetings of Shareholders. All incumbent directors attended the 2008 Annual Meeting of Shareholders.

Communications with the Board

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Chairman of our Audit Committee at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Board of Directors

Attention: Chairman, Audit Committee

Electro-Sensors, Inc.

6111 Blue Circle Drive

Minnetonka, Minnesota 55343-9108

Committees and Meetings of the Board of Directors

The present standing committees of the Board of Directors are described below.

Board Meetings

The Board of Directors met four times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served.

Directors’ Compensation

Directors who are not employees of the Company receive $1,250 per quarter for their services on the Board.

Audit Committee

Messrs. Marino, Miller, and Heller currently serve as members of the Audit Committee. This committee met once during the last fiscal year. The Audit Committee is responsible for selecting the Company’s independent auditors, and for assisting the Board of Directors in its oversight of corporate accounting and internal controls, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee Charter specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on page 11 and the Audit Committee Charter attached as Appendix A to our definitive Proxy Statement for the 2007 Annual Meeting, filed with the SEC on March 29, 2007. The Board has named Geoff Miller as the “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Miller as the audit committee financial expert does not impose on Mr. Miller any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Miller as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

Messrs. Marino, Miller, and Heller currently serve as members of the Compensation/Stock Option Committee (the “Compensation Committee”). The Compensation Committee does not act pursuant to a charter. This committee did not meet during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company’s employees, officers, and directors, and is authorized to determine the compensation of the Company’s executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options. Executives of the Company can make recommendations on setting their compensation but cannot set it directly.

Nominating Committee

Messrs. Marino, Miller, and Heller currently serve as members of the Nominating Committee. The Nominating Committee did not meet during fiscal year 2008. The Nominating Committee is responsible for evaluating and nominating or recommending candidates for the Company’s Board of Directors. A copy of the Nominating Committee Charter, which has been adopted by the Company’s Board of Directors, is attached as Appendix B to our definitive Proxy Statement for the 2007 Annual Meeting, filed with the SEC on March 29, 2007.

Nominating Policy

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. The Nominating Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Nominating Committee may modify these minimum qualifications from time to time.

In evaluating director nominees who meet the Company’s minimum qualifications, the Nominating Committee considers the following factors and qualifications, among others:

•	the appropriate size and the diversity of the Company’s Board of Directors;
•	the needs of the Board with respect to the particular talents and experience of its directors;
•

the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;
•	age and legal and regulatory requirements;
•	experience with accounting rules and practices;
•	appreciation of the relationship of the Company’s business to the changing needs of society; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board, and will review all candidates in the same manner.

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below by November 23, 2009. Notice of a recommendation must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee’s name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other Board memberships, if any.

Electro-Sensors, Inc.

Attn: Chairman, Nominating Committee

6111 Blue Circle Drive

Minnetonka, MN 55343-9108

The recommendation must be accompanied by a written consent of the nominee to stand for election at the Annual Meeting if nominated by the Nominating Committee and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and whether the nominee has the attributes the Board believes are important in its composition.

ELECTION OF DIRECTORS

Proposals #1 and #2

The Bylaws of the Company provide that the shareholders at each Annual Meeting shall determine the number of directors, which shall not be less than one. The Nominating Committee and the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

The Nominating Committee recommended and the Board of Directors selected the persons named below for election to the Board of Directors. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The Bylaws of the Company provide that directors shall be elected by a plurality of the votes cast by holders of shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since

Bradley D. Slye	Chairman of the Board and President of the Company since 1997; Chief Financial Officer since 2000	49	1997

Peter R. Peterson	President, P.R. Peterson Company (a venture capital firm); Secretary of the Company since 1973; Director of PPT Vision, Inc.	75	1969

Robert W. Heller	President, Heller Capital, Inc. (a management consulting and investment company); Director of PPT Vision, Inc. and 5 other private companies; VP of Manufacturing (1977-1996) and CEO (1991-1996) of Advance Circuits, Inc.	63	2007

Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	57	1994

Geoffrey W. Miller	CFO of Wilcox Paper (a distributor of fine paper to the Printing Industry) since 2002; General Manager of AmSan – Brissman Kennedy in 2001 (a distributor of janitorial supplies); CFO/VP Operations of AmSan – Brissman Kennedy since 1999	54	1999

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information, as of February 26, 2009, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by such directors and executive officers as a group.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percent of Class
Peter R. Peterson 6111 Blue Circle Drive Minnetonka, MN 55343	1,266,551 (3)	37.6%
Bradley D. Slye 6111 Blue Circle Drive Minnetonka, MN 55343	50,921 (4)	1.5%
Robert W. Heller 10992 Mount Curve Road Eden Prairie, MN 55347	6,200 (5)	*
Joseph A. Marino 13770 Frontier Court Burnsville, MN 55337	0	*
Geoffrey W. Miller 12735 42nd Place North Plymouth, MN 55442	9,900	*
Farnam Street Partners, L.P. 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55426	314,826 (7)	9.3%

Officers and Directors as a Group (5 persons)	1,333,572 (6)	39.6%
*Indicates ownership of less than one percent (1.0%).

(1)	Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him.
(2)

Beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of January 21, 2009. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

(3)	Includes 5,850 shares held by Mr. Peterson’s spouse and 11,400 shares held in Keogh Plan.
(4)	Includes 5,190 shares held by Mr. Slye’s spouse, 150 shares held by Mr. Slye’s children, and 18,329 shares held by the ESOP for the account of Mr. Slye.
(5)	Includes 5,000 shares that issuable upon the exercise of stock options exercisable within 60 days.
(6)	Includes 18,329 shares allocated to officers’ accounts under the ESOP.
(7)	In its most recent Schedule 13D filing with the Securities and Exchange Commission on February 26, 2009, Farnam represents that they have sole voting and dispostive power over all such shares.

TRANSACTIONS WITH RELATED PERSONS,

PROMOTERS AND CERTAIN CONTROL PERSONS

The Company was not a party to any transactions with related persons, promoters or control persons during the last fiscal year, nor are any such transactions currently being contemplated by the Company.

EXECUTIVE COMPENSATION

Compensation Summary

The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s Named Executive Officers during the last two fiscal years. Named Executive Officers include persons serving as Chief Executive Officer during fiscal 2008; executive officers who were serving as of December 31, 2008, received total compensation in excess of $100,000 for fiscal 2008 and, excluding the Chief Executive Officer, were among our two most highly compensated individuals (the Most Highly Compensated Officers); and additional individuals who would have been included as the Most Highly Compensated Officers but for the fact they were not serving at the end of the year.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(a)	Total ($)
Bradley D. Slye Chairman,	2008	176,000	0	0	0	0	0	18,664	194,664
President, CEO, CFO	2007	176,000	0	0	0	0	0	18,309	194,309

Peter R. Peterson Secretary	2008	100,000	0	0	0	0	0	12,758	112,758
	2007	100,000	0	0	0	0	0	11,510	111,510

(a)        Amounts reflect allocations to individual’s account of Company contributions to the ESOP, 401(k) Plan, and/or standard employee benefit plans.

The Company maintains a 401k plan and matches up to 4% of an employee’s salary.

DIRECTOR COMPENSATION

Compensation Summary

The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company’s non-employee directors during the last fiscal year. Directors who are not employees of the Company receive $1,250 per quarter for their services on the Board.

Director Compensation Table

Director Name	Fees earned or paid in cash ($)	Stock awards ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert W. Heller	5,000	0	0	0	0	0	5,000
Joseph A. Marino	5,000	0	0	0	0	0	5,000
Geoffrey W. Miller	5,000	0	0	0	0	0	5,000

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors, its executive officers, and any persons who beneficially own more than 10% of the Company’s Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2008. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2008.

RATIFICATION OF INDEPENDENT AUDITORS

Proposal #3

The Company’s Board of Directors retained Boulay, Heutmaker, Zibell & Co. P.L.L.P. as its principal independent auditors for the fiscal year ended December 31, 2008 and has selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. to serve as the Company’s auditors for the fiscal year ending December 31, 2009. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for ratification. If the selection is not ratified, the Board of Directors will reconsider its decision.

A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

The following fees were paid to Boulay, Heutmaker, Zibell & Co. P.L.L.P. for fiscal years 2008 and 2007:

	FY 2008	FY 2007
Audit Fees	$87,416	$86,094
Audit-Related Fees	$1,250	$0
Tax Fees	$6,443	$14,370
All Other Fees	$1,530	$966

Audit Fees were for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of the review of and discussion with management regarding communications from the SEC.

Tax Fees were for professional services rendered for preparation of the Company’s annual tax return, quarterly estimates, and state returns.

All Other Fees were for professional services rendered for the Company in connection with the Company’s compliance with Section 404 of Sarbanes-Oxley Act.

Pursuant to its written charter, the Audit Committee is required to pre-approve all audit services, as well as all non-audit services performed by the Company’s independent auditors in order to assure that the provision of such non-audit services does not impair the auditor’s independence. Unless a particular service has received general pre-approval by the Audit Committee in accordance with the Audit Committee’s pre-approval policy, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

As part of the Company’s annual engagement agreement with its independent auditor, the Audit Committee pre-approves the following audit services to be provided by the independent auditor: statutory and financial audits for the Company and any of its subsidiaries and affiliates, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent auditor in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also provides pre-approval in the annual engagement of most consulting services provided by the independent auditor related to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies.

The Audit Committee has also provided the Company’s independent auditors with a general pre-approval of certain non-audit services, primarily tax services. The Audit Committee does not believe that performance of these tax services impairs the auditor’s independence. Specifically, the Audit Committee has given the independent auditors pre-approval for U.S. federal, state, and local tax planning and advice, U.S. federal, state, and local tax compliance, international tax planning and advice, international tax compliance, and tax planning and advice related to merger and acquisition activities. The Company’s independent auditors must inform the Audit Committee whenever a pre-approved service is provided. The aggregate amount of fees for these pre-approved tax services may not exceed $8,000 without explicit approval by the Audit Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different term. The Audit Committee retains the right to periodically revise the above list of pre-approved services.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

The Audit Committee of the Board of Directors oversees and monitors the participation of the Company’s management and independent auditors throughout the financial reporting process.

In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with the Company’s management;
•	Discussed with the Company’s independent auditors those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and
•

Received the written disclosure and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee

Joseph A. Marino

Geoffrey W. Miller

Robert W. Heller

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholder proposals for the proxy statement for the 2010 Annual Meeting of Shareholders of the Company must be received no later than November 23, 2009 at the Company’s principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Chairman of the Audit Committee, or the Chairman of the Nominating Committee if the proposal relates to the nomination of a director, in order to be considered by the Board of Directors for inclusion in next year’s Annual Meeting proxy material under the SEC’s proxy rules.

Also, if a shareholder proposal intended to be presented at the next Annual Meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 5, 2010, then management named in the Company’s proxy form for the next Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

FORM 10-K

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2008 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-K upon the payment, in advance, of reasonable fees related to the Company’s furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on March 3, 2009, the record date for the 2009 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company’s principal address.

The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

Bradley D. Slye

President

March 23, 2009

ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING

April 22, 2009

The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, as his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, Minnesota, at 2:00 p.m. local time, on April 22, 2009, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

		FOR	AGAINST	ABSTAIN
1.	To set the number of directors at five.	☐	☐	☐

2.	To elect five directors to serve until the next annual meeting of shareholders:				☐	Vote FOR all	☐	Vote WITHHELD
	01 02 03	Bradley D. Slye Peter R. Peterson Geoffrey W. Miller	04 05	Joseph A. Marino Robert W. Heller		nominees, except as withheld below:		from all nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “Vote FOR” and write the nominee’s name to be withheld in the space provided below.

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Boulay, Heutmaker, Zibell & Co. P.L.L.P as independent auditors for the fiscal year ending December 31, 2009	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Date:

Signature(s) in Box

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. If signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or other representative.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement, Form of Proxy, and Annual Report on Form 10-K are available at

http://www.idelivercommunications.com/proxy/else